UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                  FORM 8 K
                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported) March 17, 2005


                                 Zanett, Inc.
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            (Exact name of registrant as specified in its charter)


Delaware                           0-27068                      56-43895
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(State or other jurisdiction     (Commission                 (IRS Employer
of incorporation)                 File Number)            Identification No.)


135 East 57th Street, 15th Floor, New York, NY                 10022
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:        (212) 980-4600
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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__    Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__    Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act        (17 CFR 240.14d-2(b))

__    Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act         (17 CFR 240.13e-4(c))

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Item 2.02   Results of Operations and Financial Condition.

      On March 17, 2005, the Company is holding a teleconference with a select group of investors and money managers. Copies of the Talking Points Memorandum, which includes a reconciliation of certain Non-GAAP financial measures that will be discussed, and the Company's Policy on Non-GAAP Financial Measures that the Company's Chief Executive Officer David McCarthy will speak from are attached hereto as Exhibits 99.1 and 99.2. The teleconference and the attached Exhibits contain information regarding the Company's financial results for the year ended December 31, 2004. This information is preliminary and subject to finalization as part of the Company's year-end financial audit.

      The foregoing information, furnished under "Item 2.02 Results of Operations and Financial Condition," the Talking Points Memorandum and the Company's Policy on Non-GAAP Financial Measures shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

      Certain statements in this report and the attached Exhibits regarding future expectations and plans for future operating results and activities may be regarded as forward looking statements within the meaning of the Securities Litigation Reform Act. These statements involve, among other things, known and unknown risks, uncertainties and other factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward looking statements. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise. For a more detailed discussion of some of the foregoing risks and uncertainties, see the Company's filings with the Securities and Exchange Commission.


Item 7.01    Regulation FD Disclosure.

      As noted above under Item 2.02, on March 17, 2005, the Company is holding a teleconference with a select group of investors and money managers. Copies of the Talking Points Memorandum, which includes a reconciliation of certain Non-GAAP financial measures that will be discussed, and the Company's Policy on Non-GAAP Financial Measures that the Company's Chief Executive Officer David McCarthy will speak from are attached hereto as Exhibits 99.1 and 99.2.

      The foregoing information, furnished under "Item 7.0 Regulation FD Disclosure," the Talking Points Memorandum and the Company's Policy on Non-GAAP Financial Measures are being furnished in accordance with Regulation FD and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

      Certain statements in this report and the attached Exhibits regarding future expectations and plans for future operating results and activities may be regarded as forward looking statements within the meaning of the Securities Litigation Reform Act. These statements involve, among other things, known and unknown risks, uncertainties and other factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward looking statements. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise. For a more detailed discussion of some of the foregoing risks and uncertainties, see the Company's filings with the Securities and Exchange Commission.


Item 9.01   Financial Statements and Exhibits.

(c)    Exhibits.

99.1   Talking Points Memorandum

99.2   Policy on Non-GAAP Financial Measures

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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ZANETT, INC.



Date:  March 17, 2005                   By: /s/ Jack M. Rapport
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                                        Jack M. Rapport
                                        Chief Financial Officer

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                               Exhibit Index

99.1   Talking Points Memorandum

99.2   Policy on Non-GAAP Financial Measures